AXA PREMIER VIP TRUST

SUPPLEMENT DATED MARCH 14, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED, AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented, and Statement of Additional Information (“SAI”) dated May 1, 2013, as supplemented on October 7, 2013, and as further supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and SAI and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change for the Multimanager Small Cap Value Portfolio (the “Portfolio”).

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Effective on or about March 17, 2014, Franklin Advisory Services, LLC (“Franklin Advisory”) will no longer serve as a sub-adviser to an allocated portion of the Portfolio. BlackRock Investment Management, LLC, Horizon Asset Management LLC, and Pacific Global Investment Management Company remain as sub-advisers to the Portfolio. Accordingly, all references to Franklin Advisory in the Prospectus and SAI are hereby deleted as of the effective date.